UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2013

Mattersight Corporation

(Exact Name of Company as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 19, 2013, the Company and its wholly-owned subsidiaries entered into a Loan and Security Agreement with Partners for Growth IV, L.P. (“PfG”) (the “Credit Facility”). The Credit Facility provides for (a) a $3,000,000 revolving line of credit maturing in 2016 (the “Tranche A Facility”) and (b) a $2,000,000 convertible term loan (the “Tranche B Facility”), which, if advanced, would be funded in two tranches of $1,000,000, each evidenced by a convertible promissory note (each, a “Convertible Note”) maturing 5 years following the issuance thereof. Each Convertible Note would convert, at the option of the holder, into common stock of the Company at an exercise price of at least the 10-day volume weighted average per share of the Company’s common stock (the “10-Day VWAP”) as of the date on which such Note is issued. If issued, the Convertible Notes, and the shares of common stock to be issued upon exercise of the Convertible Notes, will not be registered under the Securities Act of 1933, as amended, or any state securities law and will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. Neither the Convertible Notes, nor the shares of common stock issuable upon exercise of Convertible Notes, may be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws. The Credit Facility is secured by a security interest in substantially all of the Company’s assets.

The principal amount outstanding under the Credit Facility will accrue interest at a fixed annual rate equal to nine and three quarters percent (9.75%), payable monthly, which, if the Company meets certain earnings and EBITDA targets, will be reduced to eight and three quarters percent (8.75%) per annum, payable monthly. In addition, (a) with respect to the Tranche A Facility, the Company paid a commitment fee equal to two percent (2.0%) of the Tranche A Facility commitment and will pay an annual commitment fee of one percent (1.0%) of the Tranche A Facility commitment and (b) with respect to the Tranche B Facility, the Company paid a commitment fee equal to one percent (1.0%) of the Tranche B Facility commitment and will pay one percent (1.0%) of the Tranche B Facility commitment, upon the advance of each Convertible Note.

The Credit Facility imposes usual and customary events of defaults and restrictions on actions of the Company and its subsidiaries, and provides that, upon the occurrence of an event of default, payment of all amounts payable under the Credit Facility may be accelerated and/or the lenders’ commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Facility will automatically become immediately due and payable, and the lenders’ commitments will automatically terminate.

The description of the Credit Facility contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the execution of the Credit Facility, the Company is granting warrants (the “PfG Warrants”) to purchase up to $600,000 of the Company’s common stock to certain affiliates of PfG and to Silicon Valley Bank. The PfG Warrants may be exercised at any time through the expiration thereof in 2018, at an exercise price equal to the lesser of (a) the 10-Day VWAP as of the issue date of the PfG Warrants and (b) the 10-Day VWAP as of the date that is 6 months following the issue date thereof. The Company is also granting warrants (the “Conditional Warrants”) to purchase up to $2,000,000 of the Company’s common stock to PfG which may be exercised, at the same exercise price as is specified for the Convertible Notes, only if both (a) the Tranche B Facility is advanced and (b) the Company prepays the Tranche B Facility, in whole or in part, prior to the maturity date thereof. The Conditional Warrants may be exercised only in an amount equal to the principal amount of such prepayment. The PfG Warrants and the Conditional Warrants, and the shares of common stock to be issued upon exercise of the PfG Warrants and the Conditional Warrants, have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities law and were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. Neither the PfG Warrants and the Conditional Warrants, nor the shares of common stock issuable upon exercise of the PfG Warrants and the Conditional Warrants, may be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

The description of the PfG Warrants and the Conditional Warrants contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the PfG Warrants and the Conditional Warrants, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d)	Exhibits:

4.1	Warrant to purchase Mattersight Corporation common stock dated August 19, 2013, issued to PFG Equity Investors, LLC

4.2	Warrant to purchase Mattersight Corporation common stock dated August 19, 2013, issued to Partners for Growth IV, L.P.

4.3	Warrant to purchase Mattersight Corporation common stock dated August 19, 2013, issued to Silicon Valley Bank

4.4	Conditional Warrant to purchase Mattersight Corporation common stock dated August 19, 2013, issued to Partners for Growth IV, L.P.

10.1	Loan and Security Agreement between Partners for Growth IV, L.P., Mattersight Corporation, Mattersight Europe Holding Corporation, and Mattersight International Holding, Inc., dated August 19, 2013.

99.1	Press Release, dated August 22, 2013, Mattersight Announces New Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: August 23, 2013	By:	/S/ MARK ISERLOTH
Mark Iserloth
Vice President and Chief Financial Officer

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